AgFeed Industries, Inc
( US stock symbol : AGFI )

February 2007

Safe Harbor Statement

            This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of
1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.  Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The
Company has no obligation to update the forward-looking information contained in this presentation.

Company Brief

A Nevada corporation subject to
US corporate governance with
main business in China

Stable and highly efficient
management team: consists of
leading animal nutritional scientists
with advanced degrees.
Management are founders and
managers of operations since
inception in 1995

Manufactures, markets and
distributes nutrient based additives
to China’s vast animal husbandry
markets.

Nutrients essential to animal
health and growth

  # 1 player by sales volume in
China’s eastern provinces

  Recent acquisition of a major
southwestern  producer provides
greater access to southwestern
markets

  Sales of $9 million in 2006 based
on current estimates and forecast by
management to increase of almost
300% during 2007 subject to capital
infusion into AgFeed of
approximately $6,000,000 USD

Industry Background

Feed Fundamentals

.

Energy (65%)

Concentrate (35%)

+

Vitamins & amino acids

Minerals

Pre-mix

Protein

Soybean and fishmeal

Linseed meal

Grains:

Wheat, corn,  sorghum

AGFI’s Products include:

1.

Nutrient “Pre-mix” &
additives

2.

Blended feed - Infants

Finished

“Blended

Feed”

  2005 Blended feed market in China: $14
billion1

  Largest player has 7% market share

  2005 Pre-mix market in China: $1.45 billion1

  Largest player has 1.2% market share

1 – China Feed Industry Association

Animal feed industry

Market size: $34.6 billion in year 2005, pre-mix occupies 4.2% equal to $1.45 billion 1

Annual growth rate of 14% since 2000 1

We believe market size will increase 30-40% in 2007 from 2006 due to new pro-
agriculture government policies

Estimated annual growth in double digits through 2015 2

Fragmented industry of over 3,500 companies

Largest player nationwide has only 1.2% of market share2

Changing structure will amplify demand

Elimination of smaller “backyard farms” to industrialized farms

Due to its nutrient absorbing qualities and assistance in digestion, pre-mix is an essential part of blended feed for the large-scale husbandry industry and modern farming operations rely on the use of pre-mix in all feed

Pre-mix is the most costly feed component

Critical component in feed for steady growth and absorption of nutrients

Requires the highest level of technical and animal expertise to make, therefore only companies with practiced knowledge of nutrition and husbandry can produce a successful product

Market – Pre-mix

1 – China Feed Industry Association      2 – China Bureau of Statistics 2005

Growth Rate	2001	2002	2003	2004	2005
Blended Feed	3.0%	2.5%	3.0%	9.4%	4.8%
Pre-mix	19.4%	5.1%	3.0%	24.6%	17.7%

2002-2004 Pre-mix Production Volume in China (Unit: 10,000 tons)			
Year	Pig Pre-Mix	Total Pre-mix	% of Pig Pre-mix in Total Pre-mix
2002	151.7	316.0	48%
2003	163.0	326.0	50%
2004	220.9	406.0	55%

AgFeed Industries, Inc.

Feed for the Future

Nutrients proven to produce leaner
meat for consumption

Rising incomes demand better quality
meat

Industry benefits from “New
Countryside” pro-agriculture
government policies*

* - Includes over US$40 Billion in annual agricultural subsidies

Source: China Feed Industry Association

Comparison between the total feed industry sales volume and total meat sales volume
15000
10000
5000
0
1980
1985
1990
1995
2000
2004
Feed Industry Sales
Meat Industry Sales

AgFeed Industries, Inc.

Rising standard of living is reflected in larger consumption of meat

Developed countries average annual consumption of 75kg per person1

Increases in meat production have a direct impact on feed sales

Current meat consumption of 23kg per person forecast to grow 48% by 20101

1 – Source: USDA Foreign Agricultural Report

Demand Drivers

AgFeed

Chinese Pork Production and Consumption
(1,000 Metric Tons)

	2001	2002	2003	2004	2005	2006E
Production	41,485	43,266	45,186	47,016	49,685	52,000
Consumption	41,829	43,238	45,098	46,725	49,395	51,750

AgFeed Industries, Inc.

China – World’s Largest Pork Market

China accounts for over 50% of world pork production

Pork sales in China 4 times greater than poultry and beef 1

Increasing incomes result in demand for higher quality, leaner meat

Premix feed & additives a critical component in animal health and piggery profits¹ and industrial farms demand use of pre-mix for healthy growth

1 Source:  The Pig Site, USDA-FAS, World Markets and Trade, March 2006

Business

AgFeed’s Competitive Advantages

Relationships with over 550 distributors and 450 industrial farms

Ratio of tech to sales reps leads the industry [1:5 vs industry average 1:12] which is valued by large-scale farms strengthens customer acquisition and retention rates

Proprietary technology obtained through 12 years of R&D

ISO 9001 quality certified

Products registered and licensed by Ministry of Agriculture

Cooperating with Mr. Bud Harmon, swine expert, professor of Purdue
University, and former consultant to Hope-Welcome, China’s leading feed producer, as our advisor and senior technical consultant in products and operations

Comprehensive Product Lines

Pre-mix

21 different brands

Varying price ranges cater to differing
customer preferences

Comprehensive products covering
newborn to adult

Currently most technical and costly of
blended feed components1

85% of Company sales as product
generally carries higher profit margin
than blended feed

Blended piglet feeds

7 different brands and price line

Piglet stage is the most critical

Expertise in nutrition essential

Market leader in Southwestern &
Eastern China based on sales
volumes

15% of Company sales

1 – China Feed Industry Association

AgFeed

Annual Revenues
$ USD (1,000)
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Year 2004
Year 2005
Year 2006
Premix Sales
Blending Feed Sales

AgFeed Industries, Inc.

2006 production of Shanghai and Nanchang plants combined totals 15,800 metric tons pre-mix, 2,600 metric tons blend feed

Strategic Sales Mix

Note: Above figures do not include Guangxi Company, purchased in December 2006 with 2006 revenues of
$2.5 million

Shanghai manufaturing distribution center
Nanchang manufaturing distribution center
Nanning manufaturing distribution center

AgFeed Industries, Inc.

Product Distribution

Distribution network

Operating through three strategically located manufacturing and distribution facilities in the heart of
China’s pork industry, allows for simpler and quicker distribution and expansion to key markets

Nationwide Customers

Over 1000 customers comprised of distributors (55% of sales) and large-scale farms
(45% of sales)

Pre-mix, while scientifically proven beneficial to raising animals for human consumption, is traditionally the most expensive component of finished animal feed

Distributors tend to service small pig farms who buy lower proportional qualities of pre-mix and are more price elastic

2007 sales incentives in place to broaden wholesale distribution channels

Barriers to Entry

Government regulation

Production permits are needed, both for manufacturing and for all products

Brand name & Reputation

Large scale farms are increasing, and they historically rely on existing brand names and reputation.  Most indicate they choose feed based on nutritional value, after-sale service and proven results.

Customer service – technical & medical

Educating customers on use of additives and continued post-sale service is a necessary attribute of feed companies selling to large farms

Industrial farms indicate preference for nutritional mix, after sales service, and proven products

Sales Network

The pre-mix industry is built on customer relationships and as a function of the company’s sales and marketing strength.

Growth

348.65%

190.56%

211.67%

Net Income

Growth

7.4%

$561

83.60%

$7,612

2005

4.3%

$180

$4,146

2004

e20%

17.9%

Net

Profit Margin

e$7,313

$1,630

Net

Income

298.22%

19.59%

Sales

Growth

e$36,250

$9,103

Sales

Sales and Projections (in 000s)

2007

(Forecast)

2006

(Unaudited)1

1 – The assets of Guangxi Huijie, acquired by AGFI in December 2006, have been included for consolidation purposes, however net income of Guanxi Huijie during 2006 of nearly $500,000 has not been included above.

2 – All Forecasts for 2007 presume a capital infusion of approximately $6,000,000 USD

Revenue Growth
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Year 2004
Year 2005
Year 2006
Year 2007
Year

Net Income Growth
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Year 2004
Year 2005
Year 2006
Year 2007
Year

AgFeed Industries, Inc.

Financial Performance

  Projected revenue growth of almost 300% from 2006-2007

  We believe we have a 20% product net margin vs. industry average of 10% in
China1

Inventory turnover less than 60 days reduces product cycle time

Strength in cash flow through steady receivables turnover of less than 90 days

1 - management estimate

2007 Financial Forecast

1 – AGFI acquired Guangxi Huijie Company in December 2006

73,000

18,400 (Guangxi Huijie
exclusive)

Product
Tonnage

$7,313

20%

40%

$36,250

SUM

$375

15%

$2,500

M&A (1-2
Companies)

$6,938

21%

40%

$33,750

$11,669

SUM

$2,475

22%

40%

$11,250

$2,566

Guangxi1

$1,900

19%

40%

$10,000

$3,471

Shanghai

$2,563

20.5%

40%

$12,500

$5,632

Nanchang

Net
Income

Net
Profit
Margin

Gross
Margin

Sales 2007

Forecast

Sales 2006
(Unaudited)

Break Down of estimated 2007 Sales and Net Income (USD 000s)

Subject to Capital investment of approximately $6,000,000 USD

Market Share – Pork Pre-mix1

6.5%

$2,181

$33,840

Guangxi

6.0%

$2,950

$49,490

Shanghai

4.8%

$4,787

$99,780

Jiangxi

Province

Current
Share

AGFI

Area Total
Revenues

(US$000s)

2006

2006-7 total animal feed market forecast
growth 30-40%2

We believe we will increase our market share
in 2007 based on our goals to:

Expansion of brand recognition through
additional sales channels obtained through
purchase of additional feed companies

Enlarged distribution network by applying
our new sales module

Increased marketing & sales efforts by
hiring additional personnel

Elimination of smaller players through
natural market attrition

20%

$9,562

$47,400

Guangxi

12.3%

$8,500

$69,300

Shanghai

7.6%

$10,625

$139,700

Jiangxi

Province

Forecast
Share

AGFI

Area Total
Revenues
(US$000s)

2007

1 – Approximately 85% of AGFI’s sales are in the pork pre-mix sector

2 – Growth estimates as of January 2007, source: People’s University
Agricultural Dept

Recent Recognition

November 2006 - named one of top 10 companies by a leading Chinese university -Renmin University’s newly published report “Big Winners: Case
Studies of Ten Chinese Animal Husbandry Enterprises.”

November 2006 - AgFeed series of pre-mix products was named one of
“China’s Famous Brands” by International Nameplate Development
Association

October 2006 - named one of  “China’s Top Ten Suppliers for Safe Food”
by the China National Agricultural Wholesale Market Association

Management – Industry Experts

  Songyan Li, Ph.D: Director & Chairman of the Board

  One of the original  founders of Agfi in 1995

  PHD  in Animal Nutrition from Nanjing Agricultural University

  Former CTO of Peter Hand, a Provimi Subsidiary, (Paris €34.19/share, 2005 sales €1.6billion)

  Junhong Xiong: Director, Chief Executive Officer

  Degree in Animal  Husbandry &Veterinary studies from Jiangxi  Agricultural University

  EMBA  Tsinghua University, China’s top EMBA program

  Liang Fan Yan, CPA: Chief Financial Officer

  Certification  of CPA, Former Internal Audit of Hope-Welcome, China’s largest feed co.

  Feng Zhou: Corporate Secretary

  EMBA Tsinghua University

  Animal Feeding degree from Jiangxi Agricultural University

  Management are also founders of the company, since 1995

Summary

Rapid growth from FY05 to FY06

Revenue growth of 19.5%

Profit growth over 190%

Strength in growing business

Demonstrated ability to identify and close complementary acquisitions

Recognized Brand

AgFeed known for its service and quality products

Top-flight Research

Cooperative agreements with domestic and international Universities

Experienced management and service staff

Proven Industry experience and Advanced degrees in animal science

Veterinary professionals and experts retained as technical consultants

Directors have over 15 years of experience together

Contact Us

Contact:    Mr. Songyan Li, Chairman

Address:
  AgFeed Industries, Inc.
  No.1095 Qinglan Avenue
  Nanchang National Economic and Technological Development Zone
  Nanchang City,Jiangxi Province
  P.R.C. 330013

Tel : 86-791-2189636

Email : info@agfeedinc.com

Website : http://www.agfeedinc.com